Institutional Money
Market Shares



                      P R O S P E C T U S
                      July 27, 2001



                      As Revised August 21, 2001
                      As Further Revised
                      September 10, 2001



                      Money Market Portfolio





                    As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents


MONEY MARKET PORTFOLIO -- INSTITUTIONAL MONEY MARKET SHARES


About the Portfolio                                     Your Investment In the Portfolio

  1   The Portfolio's Goal and Main Strategy              8   Policies You Should Know About

  2   Main Risks to Investors                            12   Understanding Distributions and Taxes

  3   Performance

  4   How Much Investors Pay

  5   Other Policies and Risks

  6   Who Manages the Portfolio

  7   Financial Highlights


Money Market Portfolio


The Portfolio's Goal and Main Strategy

The portfolio seeks maximum current income consistent with stability of capital.

The portfolio pursues its goal by investing primarily in high quality short-term securities, as well as certain repurchase agreements.

The portfolio may buy securities from many types of issuers, including the U.S. government, banks (both U.S. banks and U.S. branches of foreign banks), corporations, and municipalities. The portfolio will normally invest at least 25% of total assets in bank obligations. The portfolio may also invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates). However, everything the portfolio buys must meet the rules for money market portfolio investments (see sidebar). In addition, the portfolio focuses its investments on securities that are in the top credit grade for short-term debt securities and securities whose remaining maturities are no more than 12 months.

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers then decide which securities on this list to buy, looking for attractive yield and weighing considerations such as credit quality, economic outlooks, and possible interest rate movements.

The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.


--------------------------------------------------------------------------------

Money Fund Rules

To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable $1.00 share price, these rules limit money funds to particular types of securities. Some of the rules:

o individual securities must have remaining maturities of no more than 397 days

o the dollar-weighted average maturity of the portfolio's holdings cannot exceed 90 days

o all securities must be in the top two credit grades for short-term debt securities and be denominated in U.S. dollars

Main Risks to Investors

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.

As with most money market portfolios, the most important factor is short-term market interest rates. The portfolio's yield tends to reflect current interest rates, which means that when these rates fall, the portfolio's yield generally falls as well. In addition, as interest rates decrease or increase, the potential for capital appreciation or depreciation for floating and variable rate instruments is less than for fixed-rate obligations.

Investments by the portfolio in Eurodollar certificates of deposit issued by London branches of U.S. banks, and different obligations issued by foreign entities, including U.S. branches of foreign banks, involve additional risks than investments in securities of domestic branches of U.S. banks. These risks include, but are not limited to, future unfavorable political and economic developments, possible withholding taxes on interest payments, seizure of foreign deposits, currency controls, or interest limitations or other governmental restrictions that might affect payment of principal or interest. The market for such obligations may be less liquid and, at times, more volatile than for securities of domestic branches of U.S. banks. Additionally, there may be less public information available about foreign banks and their branches.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of interest rate trends, credit quality or other factors

o the counterparty to a repurchase agreement or other transaction could default on its obligations

o over time, the real value of the portfolio's yield may be eroded by inflation

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

Performance

The bar chart and table show the total returns for the portfolio's Institutional Money Market Shares' first complete calendar year, which may give some idea of risk. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.


--------------------------------------------------------------------------------
Annual Total Return (%) as of 12/31/2000
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

        2000         6.42



Best Quarter: 1.65%, Q3 2000

Worst Quarter: 1.45%, Q1 2000

Year-to-date return as of 6/30/2001: 2.56%


--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2000
--------------------------------------------------------------------------------

          1 Year                                               Since Inception*
--------------------------------------------------------------------------------
           6.42%                                                    5.82%
--------------------------------------------------------------------------------


*   Inception date is 1/22/1999.

In the chart, total return for 2000 would have been lower if operating expenses hadn't been reduced. In the table, total returns from inception through 2000 would have been lower if operating expenses hadn't been reduced.

7-day yield as of 12/31/2000:  6.42%

To find out current Institutional Money Market Shares performance, including yield information, contact your financial services firm from which you obtained this prospectus.

How Much Investors Pay

This fee table describes the fees and expenses that you may pay if you buy and hold Institutional Money Market Shares of the portfolio. This information doesn't include any fees that may be charged by your financial services firm.


--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------


Shareholder Fees (%)
(paid directly from your investment)       None
--------------------------------------------------------------------------------

Annual Operating Expenses (%)
(deducted from portfolio assets)
--------------------------------------------------------------------------------
Management Fee                              0.16%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee            0.01
--------------------------------------------------------------------------------
Other Expenses*                             0.10
--------------------------------------------------------------------------------
Total Annual Operating Expenses             0.27
--------------------------------------------------------------------------------
Expense Reimbursement**                     0.02
--------------------------------------------------------------------------------
Net Expenses**                              0.25
--------------------------------------------------------------------------------

* Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors.

** By contract, total annual operating expenses are capped at 0.25% through 7/31/2002.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

Based on the figures above (including one year of capped expenses), this example helps you compare the portfolio's Institutional Money Market Shares' expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

    1 Year       3 Years       5 Years                 10 Years
--------------------------------------------------------------------------------
     $26           $85          $150                     $341
--------------------------------------------------------------------------------

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

o The investment advisor establishes a security's credit grade when it buys the security, using independent ratings or, for unrated securities, its own credit analysis. If a security's credit quality falls below the minimum required for purchase by a portfolio, the security will be sold unless the investment advisor believes this would not be in the shareholders' best interests.

o This prospectus doesn't tell you about every policy or risk of investing in the portfolio. For more information, you may want to request a copy of the Statement of Additional Information (the last page tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages the Portfolio

The Investment Advisor

The portfolio's investment advisor is Zurich Scudder Investments, Inc., 345 Park Avenue, New York, NY. The advisor has more than 80 years of experience managing mutual funds and currently has more than $370 billion in assets under management.

The advisor takes a team approach to asset management, bringing together professionals from many investment disciplines. Supporting each team are the advisor's many economists, research analysts, traders and other investment specialists, located across the United States and around the world.

The advisor receives a management fee. For the 12 months through the most recent fiscal year end, the portfolio paid management fees of 0.16% of its average daily net assets.

The Portfolio Managers

The portfolio managers handle the day-to-day management of the portfolio.

Frank J. Rachwalski, Jr. serves as lead manager for the portfolio. Mr. Rachwalski joined the advisor in 1973 and began his investment career at that time. Mr. Rachwalski joined the portfolio's team in 1990, and has been responsible for the trading and portfolio management of money market funds since 1974. Geoffrey Gibbs and Jerri I. Cohen serve as managers for the portfolio. Mr. Gibbs joined the advisor in 1996 as a trader for money market funds and began his investment career in 1994. Mr. Gibbs joined the portfolio's team in 1999. Ms. Cohen joined the advisor in 1981 as an accountant and began her investment career in 1992 as a money market trader. Ms. Cohen joined the portfolio's team in 2001.


o The portfolio is managed by a team of investment professionals who work together to develop the portfolio's investment strategies.

Financial Highlights


This table is designed to help you understand the portfolio's financial performance in recent years. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the last page).


--------------------------------------------------------------------------------
Money Market Portfolio -- Institutional Money Market Shares
--------------------------------------------------------------------------------

Years ended April 30,                                                        2001           2000        1999(a)
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $    1.00           1.00          1.00
-------------------------------------------------------------------------------------------------------------------
   Net investment income                                                      .06            .05           .01
-------------------------------------------------------------------------------------------------------------------
   Less distributions from net investment income                             (.06)          (.05)         (.01)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $    1.00           1.00          1.00
-------------------------------------------------------------------------------------------------------------------
Total Return (%) (b)                                                         6.32           5.50          1.29**
-------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                   287,052        182,974           102
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .27            .29           .28*
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .25            .25           .25*
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                                           6.25           5.58          4.75*
-------------------------------------------------------------------------------------------------------------------

(a) For the period January 22, 1999 (commencement of operations) to April 30, 1999.

(b)  Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

Your Investment In the Portfolio


The following pages describe the main policies associated with buying and selling shares of the portfolio. There is also information on dividends and taxes and other matters that may affect you as a portfolio shareholder.

Because the portfolio is available only through a financial services firm, such as a broker or financial institution, you should contact a representative of your financial services firm for instructions on how to buy or sell portfolio shares.

Policies You Should Know About

The policies below may affect you as a shareholder. In any case where materials provided by your financial services firm contradict the information given here, you should follow the information in your firm's materials. Please note that a financial services firm may charge its own fees.

Keep in mind that the information in this prospectus applies only to the portfolio's Institutional Money Market Shares. The portfolio has three other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce portfolio expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 231-8568.

Rule 12b-1 Plan

The portfolio has adopted a plan under Rule 12b-1 for the portfolio's Institutional Money Market Shares that authorizes the payment of one-half of the 0.02% shareholder services fee rate that is currently paid to Scudder Distributors, Inc., the principal underwriter. Under the 12b-1 plan, the portfolio pays an annual shareholder services fee, payable monthly, of 0.01% of the portfolio's average daily net assets. Because 12b-1 fees are paid out of the portfolio's assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than paying other types of sales charges.

Policies about transactions

The portfolio is open for business each day the New York Stock Exchange is open. Normally, the portfolio calculates its share price three times every business day at 2:00 p.m., 4:00 p.m. and 5:00 p.m. Eastern time.

As noted earlier, the portfolio expects to maintain a stable $1.00 share price.

You can place an order to buy or sell shares at any time. Once your order is received by Scudder Investments Service Company, and they have determined that it is a "good order," it will be processed at the next share price calculated.

Because orders placed through financial services firms must be forwarded to Scudder Investments Service Company before they can be processed, you'll need to allow extra time. A representative of your financial services firm should be able to tell you when your order will be processed.

Orders to buy shares of the portfolio will be accepted only by wire transfer in the form of Federal Funds. Wire transactions that arrive by 4:00 p.m. Eastern time will receive that day's dividend. Wire purchase orders received between 2:00 p.m. and 4:00 p.m. Eastern time, for effectiveness at the 4:00 p.m. Eastern time net asset value determination may be rejected based upon certain guidelines. In particular, only investors known to the portfolio may submit wire purchase orders between 2:00 p.m. and 4:00 p.m. Eastern time and acceptance of such an order will, among other things, be based upon the level of purchase orders received by the portfolio, the size of the order submitted, general market conditions, and the availability of investments for the portfolio.

Wire purchase orders should be directed to:

UMB Bank N.A.
(ABA #101-000-695)
10th and Grand Avenue
Kansas City, MO 64106

for credit to Institutional Money Market Shares (146: 98-0119-980-3) and further credit to your money market account number.

When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 4:00 p.m. Eastern time and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However you won't receive that day's dividend.

Earlier deadlines may be established for certain types of transactions. See the portfolio's Statement of Additional Information for more information.

When you want to sell more than $50,000 worth of shares or send the proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokerages, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public.

If your shares are registered directly with the portfolio's transfer agent, you can sell them by sending a written request (with a signature guarantee) to:

Scudder Investments Service Company
Attention: Transaction Processing
P.O. Box 219557
Kansas City, MO 64121


Money from shares you sell is normally sent out within one business day of when your order is received in proper form. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: ten days) or when unusual circumstances (as specifically set forth in the Statement of Additional Information and Section 22(e) of the Investment Company Act of 1940) prompt the SEC to allow further delays. Redemption payments may also be delayed in the event of closings of the Federal Reserve Bank's wire payment system.


You may obtain additional information about other ways to sell your shares by contacting your financial services firm.

Your financial services firm may set its own minimum investments, although the minimum initial investment set by the portfolio is $250,000.

Share certificates are available on written request. However, we don't recommend them unless you want them for a specific purpose, because they can only be sold by mailing them in, and if they're ever lost they're difficult and expensive to replace.

How the portfolio calculates share price

The share price is the net asset value per share, or NAV. To calculate NAV, the share class of the portfolio uses the following equation:


     TOTAL ASSETS - TOTAL LIABILITIES
    ----------------------------------       =  NAV
    TOTAL NUMBER OF SHARES OUTSTANDING

In valuing securities, we typically use the amortized cost method (the method used by most money market funds).

Other rights we reserve

You should be aware that we may do any of the following:

o withhold 30.5% (30% in 2002 and 2003) of your distributions as federal income tax if you have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o close your account and send you the proceeds if your balance falls below $100,000; we will give you 60 days' notice so you can either increase your balance or close your account (this policy doesn't apply to most retirement accounts)

o  change, add or withdraw various services, fees and account policies

o  reject or limit purchases of shares for any reason without prior notice

o  withdraw or suspend any part of the offering made by this prospectus

Understanding Distributions and Taxes

Because each shareholder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. The portfolio can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (The portfolio's earnings are separate from any gains or losses stemming from your own purchase of shares.) The portfolio may not always pay a distribution for a given period.

The portfolio intends to declare income dividends daily and pay them monthly. The portfolio may make short- or long-term capital gains distributions in October, November or December, and may make additional distributions for tax purposes if necessary. Capital gains may be taxable at different rates depending on the length of time the portfolio holds its assets. Exchanges of portfolio shares or among other mutual funds may also be taxable events.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV) or all sent to you by check. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. For retirement plans, reinvestment is the only option.

The following tables show the usual tax status of transactions in portfolio shares as well as that of any taxable distribution from the portfolio:


Generally taxed at ordinary income rates
--------------------------------------------------------------------------------
o short-term capital gains from selling portfolio shares
--------------------------------------------------------------------------------
o income dividends you receive from the portfolio
--------------------------------------------------------------------------------
o short-term capital gains distributions you receive from the portfolio
--------------------------------------------------------------------------------

Generally taxed at capital gains rates
--------------------------------------------------------------------------------
o long-term capital gains from selling portfolio shares
--------------------------------------------------------------------------------
o long-term capital gains distributions you receive from the portfolio
--------------------------------------------------------------------------------

You will be sent detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

To Get More Information

Shareholder reports -- These have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholders get the reports automatically. For more copies, call (800) 621-1048.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, please contact Scudder Investments or the SEC (see below). If you like, you can look over these materials and other information about the portfolio at the SEC's Public Reference Section in Washington, DC, request them electronically at publicinfo@sec.gov or review them on the EDGAR database on the SEC's Internet site at www.sec.gov. Materials you get from Scudder Investments and from the EDGAR database are free; those from the SEC involve a copying fee. If you're a shareholder and have questions, please contact Scudder Investments at (800) 621-1048.

SEC
Public Reference Section
Washington, DC 20549-0102
(800) 942-8090
www.sec.gov

SEC File Number
Cash Account Trust                  811-5970

                             MONEY MARKET PORTFOLIO
                       Premium Reserve Money Market Shares
                        Institutional Money Market Shares

                       STATEMENT OF ADDITIONAL INFORMATION


                                  July 27, 2001
                                   As Revised
                               September 10, 2001


                               CASH ACCOUNT TRUST
               222 South Riverside Plaza, Chicago, Illinois 60606
                                 1-800-231-8568

This combined Statement of Additional Information contains information about the Premium Reserve Money Market Shares ("Premium Reserve Shares"), and Institutional Money Market Shares ("Institutional Shares") (collectively, the "Shares"), each a class of the Money Market Portfolio (the "Portfolio") offered by Cash Account Trust (the "Trust"). Cash Account Trust is an open-end diversified management investment company. The Trust currently offers three investment portfolios, including the Money Market Portfolio. This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the appropriate prospectus of the Premium Reserve Shares and Institutional Shares of the Portfolio dated July 27, 2001. The prospectus may be obtained without charge from the Trust at the address or telephone number on this cover or the firm from which this Statement of Additional Information was received and is also available along with other related materials at the SEC's Internet web site (http://www.sec.gov). The Annual Report for the Shares of the Portfolio, dated April 30, 2001 which accompanies this Statement of Additional Information and may also be obtained free of charge by calling (800) 231-8568, is incorporated by reference into and is hereby deemed to be a part of this Statement of Additional Information.



                                TABLE OF CONTENTS


INVESTMENT RESTRICTIONS.......................................................2

INVESTMENT POLICIES AND TECHNIQUES............................................3

INVESTMENT MANAGER AND SHAREHOLDER SERVICES...................................6

PORTFOLIO TRANSACTIONS.......................................................10

PURCHASES AND REDEMPTION OF SHARES...........................................11

INTERNET ACCESS..............................................................14

DIVIDENDS, NET ASSET VALUE AND TAXES.........................................14

PERFORMANCE..................................................................16

OFFICERS AND TRUSTEES........................................................17

SPECIAL FEATURES.............................................................19

SHAREHOLDER RIGHTS...........................................................21

APPENDIX -- RATINGS OF INVESTMENTS...........................................23

INVESTMENT RESTRICTIONS

The Trust has adopted for the Portfolio certain investment restrictions which cannot be changed for the Portfolio without approval by holders of a majority of its outstanding voting shares. As defined in the Investment Company Act of 1940, as amended (the "1940 Act), this means the lesser of the vote of (a) 67% of the Portfolio's shares present at a meeting where more than 50% of the outstanding shares of the Portfolio are present in person or by proxy; or (b) more than 50% of the Portfolio's outstanding shares. Except as otherwise noted, the portfolio's investment objective and other policies may be changed without a vote of shareholders.

The Trust is an open-end diversified management investment company.

The Portfolio may not:

     (1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Portfolio's assets would be invested in securities of that issuer.

     (2) Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

     (3) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

     (4) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Portfolio's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Portfolio will not borrow for leverage purposes.

     (5) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

     (6)  Write, purchase or sell puts, calls or combinations thereof.

     (7) Purchase or retain the securities of any issuer if any of the officers, trustees or directors of the Trust or its investment advisor owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

     (8) Invest for the purpose of exercising control or management of another issuer.

     (9) Invest in commodities or commodity futures contracts or in real estate (or real estate limited partnerships), although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

     (10) Invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in the securities of issuers which invest in or sponsor such programs.

     (11) Underwrite securities issued by others except to the extent the Portfolio may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

     (12) Issue senior securities as defined in the 1940 Act.

     (13) Concentrate 25% or more of the value of the Portfolio's assets in any one industry; provided, however, that (a) the Portfolio reserves freedom of action to invest up to 100% of its assets in obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities in accordance with its investment objective and policies and (b) the Portfolio will invest at least 25% of its assets in obligations issued by banks in accordance with its investment objective and policies. However, the Portfolio may, in the discretion of its investment advisor, invest less than 25% of its assets in obligations issued by banks whenever the Portfolio assumes a temporary defensive posture.

With regard to restriction #13, for purposes of determining the percentage of the Portfolio's total assets invested in securities of issuers having their principal business activities in a particular industry, asset backed securities will be classified separately, based on the nature of the underlying assets. Currently, the following categories are used: captive auto, diversified, retail and consumer loans, captive equipment and business, business trade receivables, nuclear fuel and capital and mortgage lending.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Portfolio has no present intention of borrowing during the coming year as permitted for the Portfolio by investment restriction # 4. In any event, borrowings would only be made as permitted by such restrictions. In addition, the Portfolio may not, as a non-fundamental policy that may be changed without shareholder vote:

     (i)  Purchase   securities  of  other  investment   companies,   except  in
          connection with a merger, consolidation, reorganization or acquisition of assets.

INVESTMENT POLICIES AND TECHNIQUES

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which the Portfolio may engage or a financial instrument which the Portfolio may purchase are meant to describe the spectrum of investments that Zurich Scudder Investments, Inc. (the "Advisor"), in its discretion, might, but is not required to, use in managing the Portfolio's assets. The Advisor may, in its discretion, at any time, employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of the Portfolio, but, to the extent employed, could, from time to time, have a material impact on the Portfolio's performance.

The Trust is a money market mutual fund designed to provide its shareholders with professional management of short-term investment dollars. It is a series investment company that is able to provide investors with a choice of separate investment portfolios. The Trust currently offers three investment portfolios: the Money Market Portfolio, the Government Securities Portfolio and the Tax-Exempt Portfolio. The Trust is designed for investors who seek maximum current income consistent with stability of capital. It pools individual and institutional investors' money that it uses to buy high quality money market instruments. Because each portfolio of the Trust combines its shareholders' money, the Portfolio can buy and sell large blocks of securities, which reduces transaction costs and maximizes yields.

Money Market Portfolio. The Portfolio is managed to maintain a net asset value of $1.00 per share. The Portfolio is managed by investment professionals who analyze market trends to take advantage of changing conditions and who seek to minimize risk by diversifying the Portfolio's investments. The Portfolio's investments are subject to price fluctuations resulting from rising or declining interest rates and are subject to the ability of the issuers of such investments to make payment at maturity. However, because of their short maturities, liquidity and high quality ratings, high quality money market instruments, such as those in which the Portfolio invests, are generally considered to be among the safest available. Thus, the Portfolio is designed for investors who want to avoid the fluctuations of principal commonly associated with equity or long-term bond investments. There can be no guarantee that the Portfolio will achieve its objective or that it will maintain a net asset value of $1.00 per share.

The Portfolio pursues its objective by investing primarily in the following types of U.S. Dollar-denominated money market instruments that mature in 12 months or less:

     1. Obligations of, or guaranteed by, the U.S. or Canadian governments, their agencies or instrumentalities.

     2. Bank certificates of deposit, time deposits or bankers' acceptances of U.S. banks (including their foreign branches) and Canadian chartered banks having total assets in excess of $1 billion.

     3. Bank certificates of deposit, time deposits or bankers' acceptances of foreign banks (including their U.S. and foreign branches) having total assets in excess of $10 billion.

     4. Commercial paper, notes, bonds, debentures, participation certificates or other debt obligations that (i) are rated high quality by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), or Duff & Phelps, Inc. ("Duff"); or (ii) if unrated, are determined to be at least equal in quality to one or more of the above ratings in the discretion of the Portfolio's investment manager. Currently, only obligations in the top two categories are considered to be rated high quality. The two highest rating categories of Moody's, S&P and Duff for commercial paper are Prime-1 and Prime-2, A-1 and A-2 and Duff 1 and Duff 2, respectively. For other debt obligations, the two highest rating categories for such services are Aaa and Aa, AAA and AA and AAA and AA, respectively. For a description of these ratings, see "Appendix-- Ratings of Investments" in this Statement of Additional Information.

     5. Repurchase agreements of obligations that are suitable for investment under the categories set forth above. Repurchase agreements are discussed below.

In addition, the Portfolio limits its investments to securities that meet the quality and diversification requirements of Rule 2a-7 under the 1940 Act.

The Portfolio will normally invest at least 25% of its total assets in obligations issued by banks; provided, however, the Portfolio may in the discretion of the Portfolio's Advisor temporarily invest less than 25% of its assets in such obligations whenever the Portfolio assumes a defensive posture. Investments by the Portfolio in Eurodollar certificates of deposit issued by London branches of U.S. banks, or obligations issued by foreign entities, including foreign banks, involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest payments, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect payment of principal or interest. The market for such obligations may be less liquid and, at times, more volatile than for securities of domestic branches of U.S. banks. Additionally, there may be less public information available about foreign banks and their branches. The profitability of the banking industry is dependent largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in banking operations. As a result of Federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amounts they can loan to a single borrower and subject to other regulations designed to promote financial soundness. However, not all such laws and regulations apply to the foreign branches of domestic banks. Foreign branches of foreign banks are not regulated by U.S. banking authorities, and generally are not bound by accounting, auditing and financial reporting standards comparable to U.S. banks. Bank obligations held by the Portfolio do not benefit materially from insurance from the Federal Deposit Insurance Corporation.

The Portfolio may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers and individual investor participation in the commercial paper market is very limited. The Portfolio also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration that is afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Portfolio through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. The Portfolio's Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Board of Trustees of the Trust, if a particular investment in
Section 4(2) paper is not determined to be liquid, that investment will be included within the 10% limitation on illiquid securities discussed below. The Portfolio's Advisor monitors the liquidity of the Portfolio's investments in Section 4(2) paper on a continuous basis.

The Portfolio may invest in high quality participation certificates ("Certificates") representing undivided interests in trusts that hold a portfolio of receivables from consumer and commercial credit transactions, such as transactions involving consumer revolving credit card accounts or commercial revolving credit loan facilities. The receivables would include amounts charged for goods and services, finance charges, late charges and other related fees and charges. Interest payable on the Certificates may be fixed or may be adjusted periodically or "float" continuously according to a formula based upon an objective standard such as the 30-day commercial paper rate ("Variable Rate Securities"). A trust may have the benefit of a letter of credit from a bank at a level established to satisfy rating agencies as to the credit quality of the assets supporting the payment of principal and interest on the Certificates. Payments of principal and interest on the Certificates would be dependent upon the underlying receivables in the trust and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates is based primarily upon the value of the receivables held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the trust. The
Portfolio's Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a certificate and in determining whether the certificate is appropriate for investment by the Portfolio. Collection of receivables in the trust may be affected by various social, legal and economic factors affecting the use of credit and repayment patterns, such as changes in consumer protection laws, the rate of inflation, unemployment levels and relative interest rates. It is anticipated that for most publicly offered Certificates there will be a liquid secondary market or there may be demand features enabling the Portfolio to readily sell its Certificates prior to maturity to the issuer or a third party. While the Portfolio may invest without limit in Certificates, it is currently anticipated that such investments will not exceed 25% of the Portfolio's assets.

The Portfolio may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that "float" continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Securities ("Variable Rate Demand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. The Portfolio determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows the Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

The Portfolio will not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of the Portfolio's net assets valued at the time of the transaction would be invested in such securities.

Repurchase Agreements. The Portfolio may invest in repurchase agreements, which are instruments under which the Portfolio acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Portfolio's holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The Portfolio may enter into repurchase agreements with any member bank of the Federal Reserve System or any domestic broker/dealer which is recognized as a reporting Government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Advisor to be at least as high as that of other obligations the Portfolio may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's, S&P or Duff.

A repurchase agreement provides a means for the Portfolio to earn taxable income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Portfolio) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Portfolio together with the repurchase price on the date of repurchase. In either case, the income to the Portfolio (which is taxable) is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by the Portfolio subject to a repurchase agreement as being owned by the Portfolio or as being collateral for a loan by the Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Portfolio may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterized the transaction as a loan and the Portfolio has not perfected an interest in the Obligation, the Portfolio may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Portfolio is at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Portfolio, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Portfolio may incur a loss if the proceeds to the Portfolio of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Portfolio will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

Interfund Borrowing and Lending Program. The Trust has received exemptive relief from the SEC which permits the Trust to participate in an interfund borrowing and lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no portfolio may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a portfolio may participate in the program only if and to the extent that such participation is consistent with the portfolio's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating portfolios. To the extent the Trust is actually engaged in borrowing through the interfund borrowing and lending program, the Trust, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging).

Floating and Variable Rate Instruments. Certain of the obligations that the Portfolio may purchase have a floating or variable rate of interest. Such obligations bear interest at rates that are not fixed, but which vary with changes in specified market rates or indices, such as the Prime Rate, and at specified intervals.

INVESTMENT MANAGER AND SHAREHOLDER SERVICES

Investment Advisor. Zurich Scudder Investments, Inc. (the "Advisor" or "Zurich Scudder") 345 Park Avenue, New York, New York, is the investment advisor for the Portfolio. Zurich Scudder is approximately 70% owned by Zurich Insurance Company, a leading internationally recognized provider of insurance and financial services in property/casualty and life insurance, reinsurance and structured financial solutions as well as asset management. The balance of Zurich Scudder is owned by Zurich Scudder's officers and employees. Responsibility for overall management of the Portfolio rests with the Trust's Board of Trustees and officers. Pursuant to an investment management agreement (the "Agreement"), Zurich Scudder acts as the Portfolio's Advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services, provides shareholder and information services and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. The Trust pays the expenses of its operations, including the fees and expenses of independent auditors, counsel, custodian and transfer agent and the cost of share certificates, reports and notices to shareholders, costs of calculating net asset value and maintaining all accounting records related thereto, brokerage commissions or transaction costs, taxes, registration fees, the fees and expenses of qualifying the Trust and its shares for distribution under federal and state securities laws and membership dues in the Investment Company Institute or any similar organization.

The Agreement provides that Zurich Scudder shall not be liable for any error of judgment or of law, or for any loss suffered by the Trust in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Zurich Scudder in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

In certain cases the investments for the Portfolio are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

On December 31, 1997, pursuant to the terms of an agreement, Scudder, Stevens & Clark, Inc. ("Scudder") and Zurich Insurance Company ("Zurich") formed a new global organization by combining Scudder with Zurich Kemper Investments, Inc., a former subsidiary of Zurich and the former investment manager to each Fund, and Scudder changed its name to Scudder Kemper Investments, Inc. As a result of the transaction, Zurich owned approximately 70% of the Advisor, with the balance owned by the Advisor's officers and employees.

Upon consummation of this transaction, the Trust's existing investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the current investment management agreement, except for the date of execution and termination. This agreement became effective upon the termination of the then current investment management agreement and was approved by shareholders at a special meeting.

On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in Scudder Kemper) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T.") were combined to form a new global insurance and financial services company known as Zurich Financial Services, Inc. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services, Inc., with the balance initially owned by former B.A.T shareholders.

The Agreement dated September 7, 1998, was last approved by the trustees of the Trust on July 18, 2001. The Agreement continues in effect until September 30, 2002 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those trustees who are not parties to such Agreement or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's trustees or of a majority of the outstanding voting securities of the Trust. The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice, and automatically terminates in the event of its assignment.

On October 17, 2000, the dual holding company structure of Zurich Financial Services Group, comprised of Allied Zurich p.l.c. in the United Kingdom and Zurich Allied A.G. in Switzerland, was unified into a single Swiss holding company, Zurich Financial Services.

On January 1, 2001, Scudder Kemper Investments, Inc. changed its name to Zurich Scudder Investments, Inc.

If additional Portfolios become subject to the Agreement, the provisions concerning continuation, amendment and termination shall be on a Portfolio by Portfolio basis and the management fee and any expense limitations shall be computed based upon the average daily net assets of all Portfolios subject to the Agreement and shall be allocated among such Portfolios based upon the relative net assets of such Portfolios. Additional Portfolios may be subject to a different agreement. Currently, the Money Market Portfolio, the Government Securities Portfolio and the Tax-Exempt Portfolio are subject to the Agreement.

For the services and facilities furnished to the Trust, the Trust pays a monthly investment management fee on a graduated basis at 1/12 of 0.22% of the first $500 million of combined average daily net assets of the Trust, 0.20% of the next $500 million, 0.175% of the next $1 billion, 0.16% of the next $1 billion and 0.15% of combined average daily net assets of the Trust over $3 billion. The investment management fee is computed based on average daily net assets of the Portfolios of the Trust subject to the Agreement and allocated among all of the Portfolios of the Trust based upon the relative net assets of each Portfolio. Pursuant to the investment management agreement, the Portfolio paid the Advisor fees of $14,379,960 for the fiscal year ended April 30, 2001; $8,142,641 for the fiscal year ended April 30, 2000; and $3,120,000 for the fiscal year ended April 30, 1999 The Advisor and certain affiliates have agreed to limit certain operating expenses of the Portfolio to the extent described in the prospectus. If expense limits had not been in effect the Advisor would have received investment management fees from the Portfolio of $4,086,000 for the fiscal year ended April 30, 1999. The Advisor absorbed operating expenses for the Portfolio of $0 for the fiscal year ended April 30, 2001; $0 for the fiscal year ended April 30, 2000; and $2,233,000 for the fiscal year ended April 30, 1999.

Certain officers or trustees of the Trust are also directors or officers of the Advisor and its affiliates as indicated under "Officers and Trustees."

Fund Accounting Agent. Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts 02110, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of the Portfolio and maintaining all accounting records related thereto. Currently, SFAC receives no fee for its services to the Portfolio; however, subject to Board approval, at some time in the future, SFAC may seek payment for its services under this agreement.

Distributor and Administrator. Pursuant to an underwriting and distribution agreement ("distribution agreement"), Scudder Distributors, Inc. ("SDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, serves as distributor and principal underwriter for the Trust to provide information and services for existing and potential shareholders. The distribution agreement provides that SDI shall appoint various firms to provide cash management services for their customers or clients through the Trust. The firms are to provide such office space and equipment, telephone facilities, personnel and literature distribution as is necessary or appropriate for providing information and services to the firms' clients.

As principal underwriter for the Portfolio, SDI acts as agent of the Portfolio in the sale of the Portfolio's shares. SDI pays all its expenses under the distribution agreement including, without limitation, services fees to firms. The Trust pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and SDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. SDI also pays for supplementary sales literature and advertising costs.

SDI receives no compensation from the Trust as principal underwriter for the Shares and pays all expenses of distribution of the Shares not otherwise paid by dealers and other financial services firms. During the fiscal years ended April 30, 2001 and April 30, 2000, other shares offered by the Portfolio paid distribution services fees of $46,909,861 and $24,678,842, respectively. As of April 30, 2001, $4,211,615 of the fee was unpaid. SDI waived expenses for other shares offered by the Portfolio of $3,931,738 for the fiscal year ended April 30, 2000. During the fiscal year ended April 30, 1999, other shares offered by the Portfolio paid distribution services fees of $12,373,000.

The distribution agreement continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the agreement. The distribution agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Trust or by SDI upon 60 days' written notice. Termination of the distribution agreement by the Trust may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the Trust as defined under the 1940 Act.

Administrative services are provided to the Portfolio under an administration services agreement ("administration agreement") with SDI. SDI bears all its expenses of providing services pursuant to the administration agreement between SDI and the Portfolio, including the payment of service fees. Premium Reserve Shares of the Portfolio pay SDI an administrative service fee, payable monthly, at an annual rate of up to 0.15% of average daily net assets of the Portfolio. During the fiscal year ended April 30, 2001 and April 30, 2000, the Premium Reserve Shares incurred administrative service fees of

$4,526,692  (of which  $147,716  was  unpaid as of April 30,  2001) and $ 41,312
(after $54,767 of expense waiver), respectively. During the fiscal year ended April 30, 2001 and April 30, 2000, the Institutional Shares incurred administrative service fees of $0 and $0.

SDI has entered into related administration services and selling group agreements ("services agreements") with various firms to provide distribution, cash management and other services for the Portfolio's shareholders. Such services and assistance may include, but may not be limited to, establishing and maintaining shareholder accounts and records, processing purchase and redemption transactions, providing automatic investment in Portfolio shares of client account balances, answering routine inquiries regarding the Portfolio, assisting clients in changing account options, designations and addresses, and such other services as may be agreed upon from time to time and as may be permitted by applicable statute, rule or regulation. SDI also may provide some of the above services for the Portfolios. SDI normally pays such firms for services, payable quarterly, at a maximum annual rate of 0.15% of average daily net assets of those accounts in the Institutional Shares that they maintain and service and 0.25% of average daily net assets of those accounts in the Premium Shares that they maintain and service, commencing with the month after investment After the first year, a firm becomes eligible for the quarterly service fee and the fee continues until terminated by SDI or the Portfolio. Firms to which service fees may be paid may include affiliates of SDI. SDI also may provide some of the above services and may retain any portion of the fee under the administrative agreement not paid to firms to compensate itself for administrative functions performed for the Portfolio. A portion of the aforesaid marketing, sales and operating expenses could be considered overhead expense. In addition to the discounts or commissions described above, SDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash or other compensation, to firms that sell shares of the Portfolios.

The Premium  Reserve  Shares and  Institutional  Shares have approved a separate
Rule 12b-1 Plan  (each a "Plan,"  collectively,  the  "Plans")  for the  Premium
Reserve Shares and Institutional Shares of the Portfolio pursuant to the provisions of Rule 12b-1 under the 1940 Act. Rule 12b-1 under the 1940 Act regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing shares. As noted above, the Shares pay an administrative services fee to SDI as a percentage of daily net assets for services provided for the benefit of the Portfolio and the shareholders. The Plans authorize the payment of up to 0.075% for the Institutional Shares and 0.100% for the Premium Reserve Shares. The Plans continue for additional one-year periods so long as such continuance is approved by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan. The vote must take place at a meeting of the Board held in person and called for the purpose of voting on the Plan. The 12b-1 Plans may not be amended to increase the fee to be paid by a class of the Portfolio without approval by a majority of the outstanding voting securities of the class of the Portfolio and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the 12b-1 Plans. The 12b-1 Plans may be terminated at any time without penalty by a vote of the majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Plan, or by a vote of the majority of the outstanding voting securities of the Trust. Each class of the Portfolios of the Trust will vote separately with respect to the 12b-1 Plans.

Custodian, Transfer Agent and Shareholder Service Agent. State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, as custodian, has custody of all securities and cash of the Trust. It attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Portfolio. Pursuant to a services agreement with State Street, also transfer agent for the Trust, Scudder Investments Service Company ("SISC") 811 Main Street, Kansas City, MO 64105 (formerly Kemper Service Company), an affiliate of the Advisor, serves as "Shareholder Service Agent." State Street receives from the Premium Reserve Shares and Institutional Shares, as transfer agent, and pays to SISC annual account fees of a maximum of $13 per account plus out-of-pocket expense reimbursement. During the fiscal year ended April 30, 2001, State Street remitted shareholder service fees for Money Market Portfolio in the amount of $17,121,411 to SISC as Shareholder Service Agent, after $6,367,289 of expense waiver. During the fiscal year ended April 30, 2000, Investors Fiduciary Trust Company ("IFTC"), the former transfer agent for the Portfolio remitted shareholder service fees for Money Market Portfolio in the amount of $11,380,698 to Kemper Service Company as Shareholder Service Agent. During the fiscal year ended April 30, 1999, IFTC remitted shareholder service fees for Money Market Portfolio in the amount of $4,860,000 to Kemper Service Company as Shareholder Service Agent.

Code of Ethics. The Trust, the Advisor and principal underwriter have each adopted codes of ethics under rule 17j-1 of the Investment Company Act. Board members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Trust, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Trust. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Independent Auditors and Reports to Shareholders. The Trust's independent auditors, Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, audit and report on the Trust's annual financial statements, review certain regulatory reports and the Trust's federal income tax return, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel. Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel for the Trust.

The Portfolio, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Portfolio shares whose interests are held in an omnibus account.

PORTFOLIO TRANSACTIONS

Brokerage Commissions

Allocation of brokerage is supervised by the Advisor.

The primary objective of the Advisor in placing orders for the purchase and sale of securities for the Portfolio is to obtain the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of Scudder Investor Services, Inc. ("SIS") with commissions charged on comparable transactions, as well as by comparing commissions paid by the Portfolio to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

The Portfolio's purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Portfolio. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

When it can be done consistently with the policy of obtaining the most favorable net results, it is the Advisor's practice to place such orders with broker/dealers who supply brokerage and research services to the Advisor or the Portfolio. The term "research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions, if applicable, for the Portfolio to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research services. The Advisor has negotiated arrangements, which are not applicable to most fixed-income transactions, with certain broker/dealers pursuant to which a broker/dealer will provide research services to the Advisor or the Portfolio in exchange for the direction by the Advisor of brokerage transactions to the broker/dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. The Advisor may place orders with a broker/dealer on the basis that the broker/dealer has or has not sold shares of the Portfolio. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

To the maximum extent feasible, it is expected that the Advisor will place orders for portfolio transactions through SIS, which is a corporation registered as a broker/dealer and a subsidiary of the Advisor; SIS will place orders on behalf of the Portfolio with issuers, underwriters or other brokers and dealers. SIS will not receive any commission, fee or other remuneration from the Portfolio for this service.

Although certain research services from broker/dealers may be useful to the Portfolio and to the Advisor, it is the opinion of the Advisor that such information only supplements the Advisor's own research effort since the information must still be analyzed, weighed, and reviewed by the Advisor's staff. Such information may be useful to the Advisor in providing services to clients other than the Portfolio, and not all such information is used by the Advisor in connection with the Portfolio. Conversely, such information provided to the Advisor by broker/dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Portfolio.

The Trustees review, from time to time, whether the recapture for the benefit of the Portfolio of some portion of the brokerage commissions or similar fees paid by the Portfolio on portfolio transactions is legally permissible and advisable.

Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker. There usually are no brokerage commissions paid by the Portfolio for such purchases. During the last three fiscal years the Portfolio paid no portfolio brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

PURCHASES AND REDEMPTION OF SHARES

Purchase of Shares

Shares of the Portfolio are sold at their net asset value next determined after an order and payment are received in the form described in the prospectus. For Premium Reserve Shares, the minimum initial investment is $1,000 ($50 for an automatic investment plan) and the minimum subsequent investment is $50. For Institutional Shares, the minimum initial investment is $250,000. Such minimum amounts may be changed at any time. The Portfolio may waive the minimum for purchases by trustees, directors, officers or employees of the Trust or the Advisor and its affiliates. An investor wishing to open an account should use the Account Application available from the Portfolio or financial services firms. Orders for the purchase of shares that are accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until the Portfolio determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

Orders for purchase of shares of a Portfolio received by wire transfer in the form of Federal Funds will be effected at the next determined net asset value. Shares purchased by wire will receive (i) that day's dividend if effected at or prior to the 2:00 p.m. Eastern time net asset value determination for the Money Market Portfolio and the Government Securities Portfolio and at or prior to the 12:00 p.m. Eastern time net asset value determination for the Tax-Exempt Portfolio; (ii) the dividend for the next calendar day if effected at the 4:00 p.m. Eastern time net asset value determination for the Money Market Portfolio and Tax-Exempt Portfolio or, for the Government Securities Portfolio, 9:00 p.m. Eastern time net asset value determination provided such payment is received by 4:00 p.m. Eastern time; or (iii) the dividend for the next business day if effected at the 9:00 p.m. Eastern time net asset value determination and payment is received after 4:00 p.m. Eastern time on such date for the Government Securities Portfolio. Confirmed share purchases that are effective at the 9:00 p.m. Eastern time net asset value determination for the Government Securities Portfolio will receive dividends upon receipt of payment for such transactions in the form of Federal Funds in accordance with the time provisions immediately above.

Clients of Firms. Firms provide varying arrangements for their clients with respect to the purchase and redemption of Portfolio shares and the confirmation thereof and may arrange with their clients for other investment or administrative services. Such firms are responsible for the prompt transmission of purchase and redemption orders. Some firms may establish higher minimum investment requirements than set forth above. Such firms may independently establish and charge additional amounts to their clients for their services, which charges would reduce their clients' yield or return. Firms may also hold Portfolio shares in nominee or street name as agent for and on behalf of their clients. In such instances, the Portfolio's Trust's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation through the Trust's Shareholder Service Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares (such as check writing redemptions) or the reinvestment of dividends may not be available through such firms or may only be available subject to certain conditions or limitations. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. The prospectus should be read in connection with such firm's material regarding its fees and services.

Other Information. The Portfolio reserves the right to withdraw all or any part of the offering made by this prospectus or to reject purchase orders, without prior notice. The Portfolio also reserves the right at any time to waive or increase the minimum investment requirements. All orders to purchase Shares of the Portfolio are subject to acceptance by the Portfolio and are not binding until confirmed or accepted in writing. Any purchase that would result in total account balances for a single shareholder in excess of $3 million is subject to prior approval by the Portfolio. A $10 service fee will be charged when a check for the purchase of Shares is returned because of insufficient or uncollected funds or a stop payment order. Shareholders should direct their inquiries to the firm from which they received this prospectus or to Scudder Investments Service Company ("SISC"), the Trust's "Shareholder Service Agent," 811 Main Street, Kansas City, Missouri 64105-2005.

Redemption of Shares

General. Upon receipt by the Shareholder Service Agent of a request in the form described below, shares of the Portfolio will be redeemed by the Portfolio at the next determined net asset value. If processed at 4:00 p.m. Eastern time, the shareholder will receive that day's dividend. A shareholder may use either the regular or expedited redemption procedures. Shareholders who redeem all their shares of the Portfolio will receive the net asset value of such shares and all declared but unpaid dividends on such shares.


The Portfolio may suspend the right of redemption or delay payment more than one business day in the following instances as described in, and in compliance with,
Section 22(e) of the Investment Company Act of 1940: (a) during any period when the New York Stock Exchange ("Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which
(i) disposal of the Portfolio's  investments is not reasonably  practicable,  or
(ii) it is not reasonably practicable for the Portfolio to determine the value of its net assets, or (c) for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Portfolio's shareholders.


In addition, the Portfolio may delay payments of redemptions in the event of a closing of the Federal Reserve Bank's wire payment system until a reasonable time after the system reopens, but in any event the Portfolio may not delay payment more than seven days except under the circumstances discussed in the previous paragraph.

If shares of the Portfolio to be redeemed were purchased by check or through certain Automated Clearing House ("ACH") transactions, the Portfolio may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Portfolio of the purchase amount. Shareholders may not use ACH or Redemption Checks (defined below) until the shares being redeemed have been owned for at least 10 days and shareholders may not use such procedures to redeem shares held in certificated form. There is no delay when shares being redeemed were purchased by wiring Federal Funds.

If shares being redeemed were acquired from an exchange of shares of a mutual fund that were offered subject to a contingent deferred sales charge as described in the prospectus for that other fund, the redemption of such shares by the Portfolio may be subject to a contingent deferred sales charge as explained in such prospectus.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions, ACH transactions and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the

Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. The Trust or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges, unless the Trust or its agents reasonably believe, based upon reasonable verification procedures, that the telephone instructions are genuine. The shareholder will bear the risk of loss, resulting from fraudulent or unauthorized transactions, as long as the reasonable verification procedures are followed. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Because of the high cost of maintaining small accounts, the Portfolio reserves the right to redeem an account that falls below the minimum investment level. Thus, a shareholder who makes only the minimum initial investment and then redeems any portion thereof might have the account redeemed. A shareholder will be notified in writing and will be allowed 60 days to make additional purchases to bring the account value up to the minimum investment level before the Portfolio redeems the shareholder account.

Financial services firms provide varying arrangements for their clients to redeem Portfolio Shares. Such firms may independently establish and charge amounts to their clients for such services.

Regular Redemptions. When Shares are held for the account of a shareholder by the Trust's transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Scudder Investments Service Company, P.O. Box 219557, Kansas City, Missouri 64121-9557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

Telephone Redemptions. If the proceeds of the redemption are $50,000 for Institutional Shares or $100,000 for Premium Reserve Shares or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor, guardian and custodian account holders, provided the trustee, executor, guardian or custodian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-231-8568. Shares purchased by check or through certain ACH transactions may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificate form and may not be used if the shareholder's account has had an address change within 30 days for Institutional Shares or 15 days for Premium Reserve Shares of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Portfolio reserves the right to terminate or modify this privilege at any time.

Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares can be redeemed and proceeds sent by a federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to 12:00 a.m. Eastern time will result in Premium Reserve Shares and Institutional Shares being redeemed that day and normally the proceeds will be sent to the designated account that day. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-231-8568 or in writing, subject to the limitations on liability. The Portfolio is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Portfolio currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above, or contact the firm through which shares of the Portfolio were purchased. Except for Premium Reserve Shares, Shares purchased by check or through certain ACH transactions may not be redeemed by wire transfer until the shares have been owned for at least 10 days. Account holders may not use this procedure to redeem shares held in certificate form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. The Portfolio reserves the right to terminate or modify this privilege at any time.

Redemptions By Draft. This section does not apply to Institutional Shares. Upon request, shareholders will be provided with drafts to be drawn on the Portfolio ("Redemption Checks"). These Redemption Checks may be made payable to the order of any person for not more than $5 million. Shareholders should not write Redemption Checks in an amount less than $250 since a $10 service fee will be charged as described below. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until the Portfolio receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an Account Application which is available from the Portfolio or firms through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. The Portfolio reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of the Portfolio. In addition, firms may impose minimum balance requirements in order to offer this feature. Firms may also impose fees to investors for this privilege or establish variations of minimum check amounts if approved by the Portfolio.

Unless one signer is authorized on the Account Application, Redemption Checks must be signed by all account holders. Any change in the signature authorization must be made by written notice to the Shareholder Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been on the Portfolio's books for at least 10 days. Shareholders may not use this procedure to redeem shares held in certificate form. The Portfolio reserves the right to terminate or modify this privilege at any time.

The Portfolio may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $10 service fee will be charged when a Redemption Check is presented to redeem Portfolio shares in excess of the value of a Portfolio account or in an amount less than $250; when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within 10 days; or when "stop payment" of a Redemption Check is requested.

Special Features. Certain firms that offer Shares of the Portfolio also provide special redemption features through charge or debit cards and checks that redeem Portfolio Shares. Various firms have different charges for their services. Shareholders should obtain information from their firm with respect to any special redemption features, applicable charges, minimum balance requirements and special rules of the cash management program being offered.

INTERNET ACCESS

World Wide Web Site Scudder maintains a website that is http://www.scudder.com. The site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The site also enables users to access or view fund prospectuses. Users can fill out new account forms on-line, order free software, and request literature on funds.

DIVIDENDS, NET ASSET VALUE AND TAXES

Dividends. Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares unless they elect to receive cash. Dividends will be reinvested monthly in shares of a Portfolio at net asset value on the last business day of the month. The Portfolio will pay shareholders that redeem their entire accounts all unpaid dividends at the time of the redemption not later than the next dividend payment date. Upon written request to the Shareholder Service Agent, a shareholder may elect to have Portfolio dividends invested without sales charge in shares of another Scudder Mutual Fund offering this privilege at the net asset value of such other fund. See "Special Features-Exchange Privilege" for a list of such other Scudder Mutual Funds. To use this privilege of investing Portfolio dividends in shares of another Scudder Mutual Fund, shareholders must maintain a minimum account value of $1,000 in Premium Reserve Shares and $250,000 in Institutional Shares, and must maintain a minimum account value of $1,000 in the fund in which dividends are reinvested.

The Shares of the Portfolio calculate their dividends based on its daily net investment income. For this purpose, the net investment income of the Shares of the Portfolio consists of (a) accrued interest income plus or minus amortized discount or premium, (b) plus or minus all short-term realized gains and losses on investments and (c) minus accrued expenses allocated to the Shares of the Portfolio. Expenses of the Portfolio are accrued each day. While the Shares of the Portfolio's investments are valued at amortized cost, there will be no unrealized gains or losses on such investments. However, should the net asset value of the Shares of the Portfolio deviate significantly from market value, the Board of Trustees could decide to value the investments at market value and then unrealized gains and losses would be included in net investment income above. Dividends are reinvested monthly and shareholders will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for Individual Retirement Accounts and other fiduciary accounts for which State Street acts as trustee will be sent quarterly.

If the shareholder elects to receive dividends in cash, checks will be mailed monthly, within five business days of the reinvestment date (described below), to the shareholder or any person designated by the shareholder. At the option of the shareholder, cash dividends may be sent by Federal Funds wire. Shareholders may request to have dividends sent by wire on the Account Application or by contacting the Shareholder Service Agent (see "Purchase of Shares"). The Portfolio reinvests dividend checks (and future dividends) in shares of the Portfolio if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the Portfolio unless the shareholder requests that such policy not be applied to the shareholder's account.

Net Asset Value. As described in the prospectus, the Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. Calculations are made to compare the value of the Shares of the Portfolio's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and the Portfolio's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Trust believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If the Shares of the Portfolio's net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Trust might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Shares of the Portfolio's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees of the Trust might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Portfolio's net asset value also may be processed on a confirmed basis in accordance with the procedures established by SDI.

Taxes. The Portfolio intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code") and, if so qualified, will not be subject to Federal income taxes to the extent its earnings are distributed. Dividends derived from interest and short-term capital gains are taxable as ordinary income whether received in cash or reinvested in additional shares. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Dividends from the portfolio do not qualify for the dividends received deduction available to corporate shareholders.

Dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on December 31 of the calendar year in which declared for Federal income tax purposes. The Portfolio may adjust its schedule for dividend reinvestment for the month of December to assist in complying with the reporting and minimum distribution requirements contained in the Code.

The Portfolio is required by federal income tax law to withhold 30.5% (30% in 2002 and 2003) of taxable dividends paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals a social security number) and in certain other circumstances. Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRAs or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account, or IRA. Shareholders should consult their tax advisors regarding the 20% withholding requirement.

Shareholders normally will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for IRAs and other fiduciary accounts for which State Street serves as trustee will be sent quarterly. Firms may provide varying arrangements with their clients with respect to confirmations. Tax information will be provided annually. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

PERFORMANCE

From time to time, the Trust may advertise several types of performance information for the Portfolio, including "yield" and "effective yield." Each of these figures is based upon historical earnings and is not representative of the future performance of the Portfolio. The yield of the Portfolio refers to the net investment income generated by a hypothetical investment in the Portfolio over a specific seven-day period. This net investment income is then annualized, which means that the net investment income generated during the seven-day period is assumed to be generated each week over an annual period and is shown as a percentage of the investment. The effective yield is calculated similarly, but the net investment income earned by the investment is assumed to be compounded when annualized. The effective yield will be slightly higher than the yield due to this compounding effect. The tax equivalent yield is similar to the effective yield calculated on an after-tax basis.

The Advisor and certain affiliates temporarily have agreed to maintain certain operating expenses of the Portfolio to the extent specified in the prospectus. The performance results noted herein for the Portfolio would have been lower had certain expenses not been capped.

The Portfolio's seven-day yield is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. Under that method, the yield quotation is based on a seven-day period and is computed for the Portfolio as follows. The first calculation is net investment income per share, which is accrued interest on portfolio securities, plus or minus amortized discount or premium, less accrued expenses. This number is then divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("base period return"). The result is then divided by 7 and multiplied by 365 and the resulting yield figure is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculations. For the period ended April 30, 2001, the Money Market Portfolio Premium Reserve Shares' seven-day yield was 4.40%, and the Money Market Portfolio Institutional Shares' seven-day yield was 4.84%.

The Portfolio's seven-day effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the seven-day effective yield is:
(seven-day base period return +1)365/7 - 1. The Portfolio may also advertise a thirty-day effective yield in which case the formula is (thirty-day base period return +1)365/30 - 1. For the period ended April 30, 2001, the Money Market Portfolio Premium Reserve Shares' seven-day effective yield was 4.85%, and the Money Market Portfolio Institutional Shares' seven-day effective yield was 5.29%.

The Portfolio's yield fluctuates, and the publication of an annualized yield quotation is not a representation as to what an investment in the Portfolio will actually yield for any given future period. Actual yields will depend not only on changes in interest rates on money market instruments during the period in which the investment in the Portfolio is held, but also on such matters as Portfolio expenses.

Investors have an extensive choice of money market funds and money market deposit accounts and the information above may be useful to investors who wish to compare the past performance of the Portfolio with that of its competitors. Past performance cannot be a guarantee of future results.

The Trust may depict the historical performance of the Portfolio over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments performance indexes of those investments or economic indicators. The Trust may also describe the Portfolio's holdings and depict its size or relative size compared to other mutual funds, the number and make-up of its shareholder base and other descriptive factors concerning the Portfolio.

Investors also may want to compare the Portfolio's performance to that of U.S. Treasury bills or notes because such instruments represent alternative income producing products. Treasury obligations are issued in selected denominations. Rates of U.S. Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S. Treasury. The market value of such instruments generally will fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the values of obligations with shorter maturities will fluctuate less than those with longer maturities. The Portfolio's yield will fluctuate. Also, while the Portfolio seeks to maintain a net asset value per share of $1.00, there is no assurance that it will be able to do so. In addition, investors may want to compare the Portfolio's performance to the Consumer Price Index either directly or by calculating its "real rate of return," which is adjusted for the effects of inflation.

OFFICERS AND TRUSTEES

The officers and trustees of the Trust, their birthdates, their principal occupations and their affiliations, if any, with the Advisor and SDI, are listed below. All persons named as officers and trustees also serve in similar capacities for other funds advised by the Advisor:

JOHN W. BALLANTINE (2/16/46), Trustee, 222 Riverside Plaza, Chicago, Illinois 60606; Retired; formerly, First Chicago NBD Corporation/The First National Bank of Chicago: 1996-1998 Executive Vice President and Chief Risk Management Officer; 1995-1996 Executive Vice President and Head of International Banking; 1992-1995 Executive Vice President, Chief Credit and Market Risk Officer.

LEWIS A. BURNHAM (1/8/33), Trustee, 222 Riverside Plaza, Chicago, Illinois 60606; Retired; formerly, Partner, Business Resources Group; formerly, Executive Vice President, Anchor Glass Container Corporation.

MARK S. CASADY*  (9/12/60),  Trustee and  President,  Two  International  Place,
Boston,   Massachusetts  02110;  Managing  Director,  Zurich  Scudder;  formerly
Institutional Sales Manager of an unaffiliated mutual fund distributor.

LINDA C. COUGHLIN* (1/1/52), Trustee, Vice President and Chairperson, Two International Place, Boston, Massachusetts 02110; Managing Director, Zurich Scudder.

DONALD L. DUNAWAY (3/8/37), Trustee, 222 Riverside Plaza, Chicago, Illinois 60606; Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer).

JAMES R. EDGAR (07/22/46), Trustee, 222 Riverside Plaza, Chicago, Illinois 60606; Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs; Director, Kemper Insurance Companies; Director, John B. Sanfilippo & Son, Inc.; Director, Horizon Group Properties, Inc.; formerly, Governor of the State of Illinois. 1991-1999.

WILLIAM F. GLAVIN* (08/30/58), Trustee, Two International Place, Boston, Massachusetts 02110; Managing Director, Zurich Scudder; formerly, Executive Vice President of Market and Product Development, The Dreyfus Corporation.

ROBERT B. HOFFMAN (12/11/36), Trustee, 222 Riverside Plaza, Chicago, Illinois 60606; Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries); formerly, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products); formerly, Vice President, Head of International Operations, FMC Corporation (manufacturer of machinery and chemicals), Director, Harnischfeger Industries, Inc.

SHIRLEY D. PETERSON (9/3/41), Trustee, 222 Riverside Plaza, Chicago, Illinois 60606; Retired, formerly, President, Hood College; formerly, partner, Steptoe & Johnson (attorneys); prior thereto, Commissioner, Internal Revenue Service; prior thereto, Assistant Attorney General (Tax), U.S. Department of Justice; Director Bethlehem Steel Corp.

FRED B. RENWICK (02/01/30), Trustee, 222 Riverside Plaza, Chicago, Illinois 60606; Professor of Finance, New York University, Stern School of Business; Director, the Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; Director, American Bible Society Investment Committee; formerly, member of the Investment Committee of Atlanta University Board of Trustees; formerly, Director of Board of Pensions Evangelical Lutheran Church in America.

WILLIAM P. SOMMERS (7/22/33), Trustee, 222 Riverside Plaza, Chicago, Illinois 60606; Retired; formerly, President and Chief Executive Officer, SRI International (research and development); prior thereto, Executive Vice President, Iameter (medical information and educational service provider); prior thereto, Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm); Director, PSI Inc., Evergreen Solar, Inc. and Litton Industries; Advisor, Guckenheimer Enterprises; Consultant and Director, SRI/Atomic Tangerine.

JOHN G. WEITHERS (08/08/33), Trustee, 222 Riverside Plaza, Chicago, Illinois 60606; Formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange; Director, Federal Life Insurance Company; President of the Members of the Corporation and Trustee, DePaul University; Director, International Federation of Stock Exchanges; Director, Records Management Systems.


The individuals named below are currently officers of the Fund:

PHILIP J. COLLORA (11/15/45), Vice President and Assistant Secretary*, 222 South Riverside Plaza, Chicago, Illinois; Senior Vice President, Zurich Scudder.

KATHRYN L. QUIRK (12/3/52), Vice President*, 345 Park Avenue, New York, New York; Managing Director, Zurich Scudder.

FRANK J. RACHWALSKI, JR. (3/26/45), Vice President*, 222 South Riverside Plaza, Chicago, Illinois; Managing Director, Zurich Scudder.

RICHARD L. VANDENBERG (11/16/49), Vice President*, 222 South Riverside Plaza, Chicago, Illinois; Managing Director, Zurich Scudder; formerly, Senior Vice President and Portfolio Manager of an unaffiliated investment management firm.

LINDA J. WONDRACK (9/12/64), Vice President*, Two International Place, Boston, Massachusetts; Managing Director, Zurich Scudder.

JOHN  R.  HEBBLE  (6/27/58),   Treasurer*,   Two  International  Place,  Boston,
Massachusetts; Senior Vice President, Zurich Scudder.

BRENDA LYONS (2/21/63), Assistant Treasurer*, Two International Place, Boston, Massachusetts Senior Vice President, Zurich Scudder.

CAROLINE PEARSON (4/1/62), Assistant Secretary*, Two International Place, Boston, Massachusetts; Managing Director, Zurich Scudder; formerly, Associate, Dechert Price & Rhoads (law firm), from 1989 to 1997.

MAUREEN E. KANE (2/14/62), Secretary*, Two International Place, Boston, Massachusetts; Vice President, Zurich Scudder; formerly, Assistant Vice President of an unaffiliated investment management firm; prior thereto, Associate Staff Attorney of an unaffiliated investment management firm; Associate, Peabody & Arnold (law firm).

Attorney of an unaffiliated investment management firm; Associate, Peabody & Arnold (law firm).

Unless otherwise stated, all the Trustees and officers have been associated with their respective companies for more than five years, but not necessarily in the same capacity.

*    Interested persons as defined in the Investment Company Act of 1940.

The trustees and officers who are "interested persons" as designated above receive no compensation from the Trust. The table below shows amounts paid or accrued to those trustees who are not designated "interested persons" during the Trust's fiscal year ended April 30, 2001 and the total compensation that the Trust paid to each trustee during the calendar year 2000 for all Zurich Scudder Funds.

                                                                      Total Compensation Zurich Scudder
                                        Aggregate                                  Funds Paid
Name of Trustee                  Compensation From Trust                      To Trustees^(2)(3)
---------------                  -----------------------                      ------------------

John W. Ballantine                      $17,133.43                                 $183,570
Lewis A. Burnham                        15,434.45                                  154,040
Donald L. Dunaway ^(1)                  22,875.80                                  293,091
James R. Edgar                              0                                      195,080
Robert B. Hoffman                       16,526.97                                  163,890
Shirley D. Peterson                     14,866.05                                  149,010
Fred B. Renwick                             0                                      204,620
William P. Sommers                      16,463.72                                  153,330
John G. Weithers                            0                                      239,180


(1) Includes deferred fees. Pursuant to deferred compensation agreements with the Trust, Mr. Dunaway deferred in prior years, compensation from the Trust deferred amounts accrue interest monthly at a rate approximate to the yield of Zurich Money Funds -- Zurich Money Market Fund. Total deferred fees (including interest thereon) payable from the Trust to Mr. Dunaway for the latest and all prior fiscal years is $10,200.

(2)  Includes   compensation  for  service  on  the  Boards  of  26  trusts  and corporations with 45 fund portfolios. Each Trustee currently serves as Trustee of 27 Funds with 47 fund portfolios.

(3) Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings in connection with the Zurich Scudder restructuring initiative (which included a comprehensive review of Zurich Scudder's proposals, including a branding change, combinations of certain funds (including tax implications), liquidations of certain funds, implementation of an administrative agreement for certain funds (including fee caps) and the consolidation of certain boards). Such amounts totaled $77,760, $43,200, $77,760, $47,520, $43,200, $47,520 and $43,200 for Messrs.
     Ballantine, Burnham, Dunaway, Hoffman, Jones, Sommers and Ms. Peterson, respectively. A portion of these meeting fees was borne by Zurich Scudder.

On June 30, 2001, the officers and trustees of the Trust, as a group, owned less than 1% of the then outstanding shares of each Portfolio. No person owned of record 5% or more of the outstanding shares of any class of any Portfolio, except the persons indicated in the chart below:

Name and Address             % Owned          Portfolio
----------------             -------          ---------

Prudential Securities        6.18%            Cash Account Trust/Tax Exempt
f/b/o Donald Hendrickson                      Portfolio
1 New York Plaza,
New York, NY  10004


SPECIAL FEATURES

Exchange Privilege. Subject to the limitations described below, Class A Shares (or the equivalent) of the following Scudder Mutual Funds may be exchanged for each other at their relative net asset values: Scudder Technology Fund, Scudder Total Return Fund, Scudder Growth Fund, Scudder Small Capitalization Equity Fund, Scudder Strategic Income Fund, Scudder High Yield Series, Scudder U.S. Government Securities Fund, Scudder State Tax-Free Income Series, Scudder Blue Chip Fund, Scudder Target Equity Fund (series are subject to a limited offering period), Scudder Cash Reserves Fund, Scudder U.S. Mortgage Fund, Scudder Value Series, Inc., Scudder Focus Value Plus Growth Fund, Scudder New Europe Fund, Inc.,

Scudder Aggressive Growth Fund, Scudder International Research Fund, Inc., Scudder-Dreman Financial Services Fund, Scudder Equity Trust and Scudder Investors Trust ("Scudder Mutual Funds") and certain "Money Market Funds" (Zurich Money Funds, Zurich Yieldwise Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust). Shares of Money Market Funds and Scudder Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. In addition, shares of a Scudder Fund in excess of $1,000,000 (except Scudder Cash Reserves Fund), acquired by exchange from another Fund may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). In addition to the current limits on exchanges of shares with a value over $1,000,000, shares of a Scudder fund with a value of $1,000,000 or less (except Scudder Cash Reserves Fund) acquired by exchange from another Scudder fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the investment manager's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Scudder fund and therefore may be subject to the 15-day hold policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including without limitation accounts administered by a financial services firm offering market timing, asset allocation or similar services. Series of Scudder Target Equity Fund will be available on exchange only during the Offering Period for such series as described in the prospectus for such series. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with the Underwriter with respect to such Funds. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

The total value of shares being exchanged must at least equal the minimum investment requirement of the fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, financial services firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. Shareholders interested in exercising the exchange privilege may obtain an exchange form and prospectuses of the other funds from firms or the Principal Underwriter. Exchanges also may be authorized by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-231-8568 or in writing subject to the limitations on liability described in the prospectus. Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to implement the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.

Systematic Withdrawal Program. An owner of $5,000 or more of the Portfolio's Premium Reserve Shares and Institutional Shares may provide for the payment from the owner's account of any requested dollar amount up to $50,000 to be paid to the owner or the owner's designated payee monthly, quarterly, semi-annually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. Dividend distributions will be reinvested automatically at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested, redemptions for the purpose of making such payments may reduce or even exhaust the account. The program may be amended on thirty days notice by the Portfolio and may be terminated at any time by the shareholder or the Portfolio. Firms provide varying arrangements for their clients to redeem Portfolio shares on a periodic basis. Such firms may independently establish minimums for such services.

Tax-Sheltered Retirement Programs. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish your account in any of the following types of retirement plans:

     o Individual Retirement Accounts (IRAs) trusteed by State Street Bank and Trust Company ("State Street"). This includes Simplified Employee Pension Plan (SEP) IRA accounts and prototype documents.

     o 403(b) Custodial Accounts also trusteed by State Street. This type of plan is available to employees of most non-profit organizations.

     o Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as providing model defined benefit plans, target benefit plans, 457 plans, 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. The brochures for plans trusteed by State Street describe the current fees payable to State Street for its services as trustee. Investors should consult with their own tax advisors before establishing a retirement plan.

Electronic Funds Transfer Programs. For your convenience, the Portfolio has established several investment and redemption programs using electronic funds transfer via the Automated Clearing House (ACH). There is currently no charge by the Portfolio for these programs. To use these features, your financial institution (your employer's financial institution in the case of payroll deposit) must be affiliated with an Automated Clearing House (ACH). This ACH affiliation permits the Shareholder Service Agent to electronically transfer money between your bank account, or employer's payroll bank in the case of Direct Deposit, and your Portfolio account. Your bank's crediting policies of these transferred funds may vary. These features may be amended or terminated at any time by the Portfolio. Shareholders should contact Scudder Investments Service Company at 1-800-621-1048 or the financial services firm through which their account was established for more information. These programs may not be available through some firms that distribute shares of the Portfolio.

SHAREHOLDER RIGHTS

The Trust is an open-end, diversified management investment company, organized as a business trust under the laws of Massachusetts on March 2, 1990. The Trust may issue an unlimited number of shares of beneficial interest in one or more series or "Portfolios," all having no par value, which may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. While only shares of the "Money Market Portfolio", "Government Securities Portfolio" and "Treasury Portfolio" are presently being offered, the Board of Trustees may authorize the issuance of additional Portfolios if deemed desirable, each with its own investment objective, policies and restrictions. Since the Trust offers multiple Portfolios, it is known as a "series company." Furthermore, the Money Market Portfolio is currently divided into four classes; the Premium Reserve Shares, Premier Money Market Shares, Institutional Shares, and Service Shares. Shares of each Portfolio have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation of such Portfolio subject to any preferences, rights or privileges of any classes of shares within the Portfolio. Generally each class of shares issued by a particular Portfolio would differ as to the allocation of certain expenses of the Portfolio such as distribution and administrative expenses, permitting, among other things, different levels of services or methods of distribution among various classes. Shares are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. The Trust is not required to hold annual shareholders' meetings and does not intend to do so. Under the Agreements and Declaration of Trust of the Trust ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the 1940 Act; (c) any termination of the Trust to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Trust or any Portfolio, establishing the Portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Trust, or any registration of the Trust with the Securities and Exchange Commission or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

Subject to the Declaration of Trust, shareholders may remove trustees. Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) the Trust will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Shareholders will vote by Portfolio and not in the aggregate or by class except when voting in the aggregate is required under the Investment Company Act of 1940, such as for the election of trustees, or when the Board of Trustees determines that voting by class is appropriate.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of the Trust could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of the Trust and certain amendments of the Declaration of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or Portfolio or Shares) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Trust. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the trustees. Moreover, the Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust and the Trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.

APPENDIX -- RATINGS OF INVESTMENTS

COMMERCIAL PAPER RATINGS

A-1, A-2, Prime-1, Prime-2 and Duff 1, Duff 2 Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. Among the factors considered by them in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1, 2 or 3.

The rating Duff-1 is the highest commercial paper rating assigned by Duff & Phelps Inc. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors that are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

MIG-1 and MIG-2 Municipal Notes

Moody's Investors Service, Inc.'s ratings for state and municipal notes and other short-term loans will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

STANDARD & POOR'S CORPORATION BOND RATINGS, CORPORATE BONDS

AAA. This is the highest rating assigned by Standard & Poor's Corporation to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

MOODY'S INVESTORS SERVICE, INC. BOND RATINGS

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

DUFF & PHELP'S INC. BOND RATINGS

AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.